Exhibit 32.1

CERTIFICATION OF THE

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lionheart Holdings (the “Company”) for the quarterly period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ophir Sternberg, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 14, 2026	By:	/s/ Ophir Sternberg
Ophir Sternberg
Chief Executive Officer
(Principal Executive Officer)

This certification is furnished pursuant to Item 601(b)(32) of Regulation S-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly provided.